UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2025

Heliogen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40209	85-4204953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
130 West Union Street
Pasadena, California 91103

(Address of Principal Executive Offices)
Registrant's telephone number, including area code: (626) 720-4530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	HLGN	OTCQX
Warrants, each 35 warrants exercisable for one share of common stock at an exercise price of $402.50 per share	HLGNW	OTCPK
Preferred Share Purchase Rights	N/A	OTCQX
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02 Termination of a Material Definitive Agreement.

On March 28, 2022, Heliogen, Inc. (“Heliogen” or the “Company”), through its wholly-owned subsidiary Heliogen Holdings Inc. entered into a Commercial Scale Demonstration Agreement (“Agreement”) with Woodside Energy (USA) Inc. (“Woodside”) for the engineering, procurement and construction of a 5 MWe concentrated solar energy facility (the “Capella Project”). Following completion of the front-end engineering and design phase of the Capella Project, Heliogen and Woodside decided not to pursue construction of the facility due to escalated costs. On January 20, 2025, Heliogen received notice of termination of the Agreement from Woodside, effective as of December 4, 2024.

Material terms of the Agreement are set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (“SEC”) on March 26, 2024 (“Form 10-K”). The descriptions of the Agreement in this Current Report on Form 8-K (“Form 8-K”) and in the Company’s Form 10-K do not purport to be complete and are subject to, and qualified in their entirety by reference to the Agreement which the Company initially filed as Exhibit 10.2 to its Quarterly Report on Form 10-Q for the three months ended March 31, 2022, filed with the SEC on May 23, 2022.

Item 7.01 Regulation FD Disclosure.

On January 23, 2025, the Company issued a press release with respect to the conclusion of the Capella Project. A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Form 8-K. The exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated January 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Heliogen, Inc.

Dated:	January 23, 2025	By:	/s/ Christiana Obiaya
Christiana Obiaya
Chief Executive Officer